UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2013 (December 31, 2012)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Senior Credit Facility

On December 31, 2012, Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), amended and restated its existing senior secured credit agreement, dated as of April 1, 2011 (as amended), by and among Acadia, Bank of America, N.A. (as administrative agent, swing line lender and L/C issuer), the guarantors listed therein and the lenders listed therein. The Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) provides a revolving line of credit of $100.0 million and term loans of $300.0 million (the “Amended and Restated Senior Credit Facility”). Acadia used $151.0 million of the term loans partially to fund the acquisition of BCA and AmiCare (as hereinafter defined) on December 31, 2012. Acadia did not borrow under the revolving line of credit to fund the acquisitions and, as of December 31, 2012, had $100.0 million of availability under the revolving line of credit. Borrowings under the revolving credit facility are subject to customary conditions precedent to borrowing. The amended term loans require quarterly principal payments of $1.875 million for March 31, 2013 to December 31, 2013, $3.75 million for March 31, 2014 to March 31, 2014, $5.625 million for March 31, 2015 to December 31, 2015, and $7.50 million for March 31, 2016 to December 31, 2016, $9.375 million for March 31, 2016 to September 30, 2016, with the remaining principal balance due on the maturity date of December 31, 2017. The Amended and Restated Credit Agreement also provides for a $50.0 million incremental credit facility, subject to customary conditions precedent to borrowing.

Borrowings under the Amended and Restated Senior Credit Facility are guaranteed by each of Acadia’s domestic subsidiaries (other than The Pavilion at HealthPark, LLC) and are secured by a lien on substantially all of the assets of Acadia and its domestic subsidiaries (other than The Pavilion at HealthPark, LLC). Borrowings under the Amended and Restated Senior Credit Facility bear interest at a rate tied to Acadia’s consolidated leverage ratio (defined as consolidated funded debt to consolidated EBITDA, in each case as defined in the Amended and Restated Credit Agreement). The Applicable Rate for borrowings under the Amended and Restated Senior Credit Facility was 3.25% and 2.25% for Eurodollar Rate Loans and Base Rate Loans, respectively, as of December 31, 2012. Eurodollar Rate Loans bear interest at the Applicable Rate plus the Eurodollar Rate (based upon the British Bankers Association LIBOR Rate prior to commencement of the interest rate period). Base Rate Loans bear interest at the Applicable Rate plus the highest of (i) the federal funds rate plus 1/2 of 1.0%, (ii) the prime rate and (iii) the Eurodollar rate plus 1.0%. As of December 31, 2012, borrowings under the Amended and Restated Senior Credit Facility bore interest at a rate of 3.5%. In addition, Acadia is required to pay a commitment fee on undrawn amounts under the revolving line of credit. As of December 31, 2012, undrawn amounts bore interest at a rate of 0.50%.

The interest rates and the commitment fee on unused commitments related to the Amended and Restated Senior Credit Facility are based upon the following pricing tiers:

Pricing Tier	Consolidated Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans	Commitment Fee
1	<3.5:1.0	2.75%	1.75%	0.40%
2	3.5:1.0 but <4.0:1.0	3.00%	2.00%	0.45%
3	4.0:1.0 but <4.5:1.0	3.25%	2.25%	0.50%
4	>=4.50:1.0	3.50%	2.50%	0.50%

The Amended and Restated Senior Credit Facility requires Acadia and its subsidiaries to comply with customary affirmative, negative and financial covenants. Set forth below is a brief description of such covenants, all of which are subject to customary exceptions, materiality thresholds and qualifications:

a)	the affirmative covenants include the following: (i) delivery of financial statements and other customary financial information; (ii) notices of events of default and other material events; (iii) maintenance of existence, ability to conduct business, properties, insurance and books and records; (iv) payment of taxes; (v) lender inspection rights; (vi) compliance with laws; (vii) use of proceeds; (viii) further assurances; and (ix) additional collateral and guarantor requirements.

b)	the negative covenants include limitations on the following: (i) liens; (ii) debt (including guaranties); (iii) investments; (iv) fundamental changes (including mergers, consolidations and liquidations); (v) dispositions; (vi) sale leasebacks; (vii) affiliate transactions and the payment of management fees; (viii) burdensome agreements; (ix) restricted payments; (x) use of proceeds; (xi) ownership of subsidiaries; (xii) changes to line of business; (xiii) changes to organizational documents, legal name, form of entity and fiscal year; (xiv) capital expenditures (not to exceed 10.0% of total revenues of Acadia and its subsidiaries and including a 100% carry-forward of unused amounts to the immediately succeeding fiscal year); (xv) prepayment of redemption of certain senior secured debt; and (xvi) amendments to certain material agreements. Acadia is generally not permitted to issue dividends or distributions other than with respect to the following: (w) certain tax distributions; (x) the repurchase of equity held by employees, officers or directors upon the occurrence of death, disability or termination subject to cap of $500,000 in any fiscal year and compliance with certain other conditions; (y) in the form of capital stock; and (z) scheduled payments of deferred purchase price, working capital adjustments and similar payments pursuant to the merger agreement or any permitted acquisition.

c)	The financial covenants include maintenance of the following:

•	the fixed charge coverage ratio may not be less than 1.25:1.00 as of the end of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2013;

•	the consolidated leverage ratio may not be greater than the amount set forth below as of the date opposite such ratio:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio

March 31, 2013	5.25:1.0

June 30, 2013	5.25:1.0

September 30, 2013	5.25:1.0

December 31, 2013	5.00:1.0

March 31, 2014	4.75:1.0

June 30, 2014	4.75:1.0

September 30, 2014	4.75:1.0

December 31, 2014	4.50:1.0

March 31, 2015	4.50:1.0

June 30, 2015	4.50:1.0

September 30, 2015	4.50:1.0

December 31, 2015 and each fiscal quarter thereafter	4.00:1.0

•	The senior secured leverage ratio may not be greater than the amount set forth below as of the date opposite such ratio:

Fiscal Quarter Ending	Maximum Consolidated Senior Secured Leverage Ratio

March 31, 2013 - September 30, 2013	3.50:1.0

December 31, 2013 - September 30, 2014	3.25:1.0

December 30, 2014 and each fiscal quarter thereafter	3.00:1.0

As of December 31, 2012, Acadia was in compliance with such covenants.

The foregoing summary of the Amended and Restated Senior Credit Facility and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Credit Agreement attached as Exhibit 10.1 and incorporated herein by reference.

Amendment to Acquisition Agreement for Behavioral Centers of America, LLC Transaction

To the extent required, the information set forth in Item 2.01 below is incorporated by reference into this Item 1.01.

Amendment to Purchase Agreement for AmiCare Behavioral Centers, LLC Transaction

To the extent required, the information set forth in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Acquisition of Behavioral Centers of America, LLC

On December 31, 2012, Acadia completed the planned acquisition of Behavioral Centers of America, LLC, a Delaware limited liability company (“BCA”), for total consideration of $145.0 million in cash and a preliminary net working capital settlement payment of $0.4 million (subject to final settlement), using the net proceeds from the December 2012 sale of Acadia common stock and borrowings under the Amended and Restated Senior Credit Facility. BCA operates three inpatient psychiatric facilities and one psychiatric hospital within a hospital. The facilities are located in Ohio, Michigan and Texas and have an aggregate of 278 licensed inpatient beds.

The parties consummated the acquisition pursuant to an Acquisition Agreement, dated as of November 21, 2012 (as amended), by and among Acadia, Commodore Acquisition Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia, BCA, Behavioral Centers of America Holdings, LLC, a Delaware limited liability company, Linden BCA Blocker Corp., a Delaware corporation, SBOF-BCA Holdings Corporation, a Delaware corporation, HEP BCA Holdings Corp., a Delaware corporation, Siguler Guff Small Buyout Opportunities Fund, LP, a Delaware limited partnership, and Siguler Guff Small Buyout Opportunities Fund (F), LP, a Delaware limited partnership, Health Enterprise Partners, L.P., a Delaware limited partnership, HEP BCA Co-Investors, LLC, a Delaware limited liability company, and Linden Capital Partners A, LP, a Delaware limited partnership. The parties entered into an amendment, dated as of December 31, 2012, to the Acquisition Agreement to make certain administrative and clarifying changes to the agreement. The foregoing summary of the Acquisition Agreement, as amended, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Acquisition Agreement and amendment set forth as Exhibit 2.1 and Exhibit 2.2 hereto and incorporated herein by reference.

Acquisition of AmiCare Behavioral Centers, LLC

On December 31, 2012, Acadia completed the planned acquisition of AmiCare Behavioral Centers, LLC, a Delaware limited liability company (“AmiCare”), for total consideration of $112.7 million in cash and a preliminary net working capital settlement payment of $1.3 million (subject to final settlement), using the net proceeds from the December 2012 sale of Acadia common stock and borrowings under the Amended and Restated Senior Credit Facility. AmiCare operates four inpatient psychiatric facilities in Arkansas that have an aggregate of 330 licensed inpatient beds.

The parties consummated the acquisition pursuant to a Membership Interest Purchase Agreement, dated as of November 23, 2012 (as amended), by and among Acadia, 2C4K, LP, a Texas limited partnership, ARTC Acquisitions, Inc., a Delaware corporation, and Acadia Vista, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia (the “Purchase Agreement”). The parties entered into an amendment, dated as of December 31, 2012, to the Purchase Agreement to address certain insurance and indemnification matters and to make certain administrative and clarifying changes to the agreement. The foregoing summary of the Purchase Agreement, as amended, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement and amendment set forth as Exhibit 2.3 and Exhibit 2.4 hereto and incorporated herein by reference.

On January 2, 2013, Acadia issued a press release announcing the acquisitions of BCA and AmiCare. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

BCA

Acadia previously filed the following financial statements of BCA and its subsidiaries as Exhibit 99.2 to its Current Report on Form 8-K filed December 4, 2012, which are incorporated herein by reference:

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011

•	Unaudited Consolidated Statements of Operations and Changes in Member’s Equity for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Notes to Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheets as of December 31, 2011 and 2010

•	Consolidated Statements of Operations and Changes in Member’s Equity for the Years Ended December 31, 2011 and 2010

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2011 and 2010

•	Notes to Consolidated Financial Statements

AmiCare

Acadia previously filed the following financial statements of AmiCare and its subsidiaries as Exhibit 99.3 to its Current Report on Form 8-K filed December 4, 2012, which are incorporated herein by reference:

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011

•	Unaudited Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Unaudited Consolidated Statement of Changes in Members’ Equity for the Nine Months Ended September 30, 2012

•	Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Notes to Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheet as of December 31, 2011

•	Consolidated Statement of Operations for the Year Ended December 31, 2011

•	Consolidated Statement of Changes in Members’ Equity for the Year Ended December 31, 2011

•	Consolidated Statement of Cash Flows for the Year Ended December 31, 2011

•	Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

Acadia previously filed the following unaudited pro forma condensed combined financial information of Acadia and its subsidiaries as Exhibit 99.1 to its Current Report on Form 8-K filed December 4, 2012, which are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2011

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2012

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2011

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits.

Exhibit Number	Description

2.1	Acquisition Agreement, dated as of November 21, 2012, by and among Acadia, Commodore Acquisition Sub, LLC, Behavioral Centers of America, LLC, Behavioral Centers of America Holdings, LLC, Linden BCA Blocker Corp., SBOF-BCA Holdings Corporation, HEP BCA Holdings Corp., Siguler Guff Small Buyout Opportunities Fund, LP, Siguler Guff Small Buyout Opportunities Fund (F), LP, Health Enterprise Partners, L.P., HEP BCA Co-Investors, LLC, and Linden Capital Partners A, LP (1)

2.2	Amendment No. 1 to Acquisition Agreement, dated as of December 31, 2012, by and among Acadia, Commodore Acquisition Sub, LLC, Behavioral Centers of America, LLC, Behavioral Centers of America Holdings, LLC, Linden BCA Blocker Corp., SBOF-BCA Holdings Corporation, HEP BCA Holdings Corp., Siguler Guff Small Buyout Opportunities Fund, LP, Siguler Guff Small Buyout Opportunities Fund (F), LP, Health Enterprise Partners, L.P., HEP BCA Co-Investors, LLC, and Linden Capital Partners A, LP

2.3	Membership Interest Purchase Agreement, dated as of November 23, 2012, by and among 2C4K, LP, ARTC Acquisitions, Inc., Acadia Vista, LLC and Acadia (1)

2.4	Amendment to Purchase Agreement, dated as of December 31, 2012, by and among 2C4K, LP, ARTC Acquisitions, Inc., Acadia Vista, LLC and Acadia

10.1	Amended and Restated Credit Agreement, dated as of December 31, 2012, by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto

99.1	Press release of Acadia Healthcare Company, Inc., dated January 2, 2013

99.2	Financial Statements of Behavioral Centers of America, LLC and Subsidiaries (2)

99.3	Financial Statements of AmiCare Behavioral Centers, LLC and Subsidiaries (2)

99.4	Unaudited Pro Forma Condensed Combined Financial Information (2)

(1)	Incorporated by reference to exhibits filed with Acadia Healthcare Company, Inc.’s Current Report on Form 8-K filed November 27, 2012 (File No. 001-35331).
(2)	Incorporated by reference to exhibits filed with Acadia Healthcare Company, Inc.’s Current Report on Form 8-K filed December 4, 2012 (File No. 001-35331).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: January 2, 2013	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Acquisition Agreement, dated as of November 21, 2012, by and among Acadia, Commodore Acquisition Sub, LLC, Behavioral Centers of America, LLC, Behavioral Centers of America Holdings, LLC, Linden BCA Blocker Corp., SBOF-BCA Holdings Corporation, HEP BCA Holdings Corp., Siguler Guff Small Buyout Opportunities Fund, LP, Siguler Guff Small Buyout Opportunities Fund (F), LP, Health Enterprise Partners, L.P., HEP BCA Co-Investors, LLC, and Linden Capital Partners A, LP (1)

2.2	Amendment No. 1 to Acquisition Agreement, dated as of December 31, 2012, by and among Acadia, Commodore Acquisition Sub, LLC, Behavioral Centers of America, LLC, Behavioral Centers of America Holdings, LLC, Linden BCA Blocker Corp., SBOF-BCA Holdings Corporation, HEP BCA Holdings Corp., Siguler Guff Small Buyout Opportunities Fund, LP, Siguler Guff Small Buyout Opportunities Fund (F), LP, Health Enterprise Partners, L.P., HEP BCA Co-Investors, LLC, and Linden Capital Partners A, LP

2.3	Membership Interest Purchase Agreement, dated as of November 23, 2012, by and among 2C4K, LP, ARTC Acquisitions, Inc., Acadia Vista, LLC and Acadia (1)

2.4	Amendment to Purchase Agreement, dated as of December 31, 2012, by and among 2C4K, LP, ARTC Acquisitions, Inc., Acadia Vista, LLC and Acadia

10.1	Amended and Restated Credit Agreement, dated as of December 31, 2012, by and among Bank of America, N.A. (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), the guarantors listed on the signature pages thereto, and the lenders listed on the signature pages thereto

99.1	Press release of Acadia Healthcare Company, Inc., dated January 2, 2013

99.2	Financial Statements of Behavioral Centers of America, LLC and Subsidiaries (2)

99.3	Financial Statements of AmiCare Behavioral Centers, LLC and Subsidiaries (2)

99.4	Unaudited Pro Forma Condensed Combined Financial Information (2)

(1)	Incorporated by reference to exhibits filed with Acadia Healthcare Company, Inc.’s Current Report on Form 8-K filed November 27, 2012 (File No. 001-35331).
(2)	Incorporated by reference to exhibits filed with Acadia Healthcare Company, Inc.’s Current Report on Form 8-K filed December 4, 2012 (File No. 001-35331).